SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2016

Precious Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-119848	90-0338080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 Richmond Street West, Suite 310 Toronto Ontario, Canada	M5H-2L3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 416-878-3377

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Acquisition of Karrah Inc.

On April 25, 2016, we signed an Acquisition of Shares Agreement (the “Agreement”) with Karrah Inc., an Ontario corporation (“Karrah”), and the sole shareholder of Karrah, Farrah Khan (“Khan”). Khan is the wife of our director, Kashif Khan. Pursuant to the Agreement, we acquired all of the issued and outstanding shares of stock in Karrah, resulting in a parent subsidiary relationship. In consideration for the acquisition of Karrah, we issued to Khan a three year promissory note (the “Note”) in the amount of $1,500,000, with interest at 6% per annum. Interest will be payable at maturity or from time to time at our sole discretion. We have the right to prepay the Note. The Note will be secured by the assets of Karrah.

In addition, we assumed 100% of all account receivables currently outstanding by Karrah as of the date of the Agreement. The account receivable records show one receivable in the amount of $293,275.67 from Asset Auctions. In exchange for the outstanding receivable, we issued to Khan a three year promissory note (the “AR Note”) in the amount of $293,275.67, with interest at 6% per annum. Interest will be payable at maturity or from time to time at our sole discretion. We have the right to prepay the Note. The Note will be secured by the assets of Karrah.

A copy of the Agreement, the Note and the AR Note are attached hereto as Exhibits 2.1, 10.1 and 10.2 and are incorporated herein by reference. The foregoing description of the Agreement, the Note and the AR Note is qualified in its entirety by reference to the full text of the Agreement, the Note and the AR Note.

About Karrah Inc.

Karrah has been successful in buying liquidation and closeout merchandise and supplying the same to retailers, auctioneer and collectors in Toronto and Vancouver, Canada. We plan to scale the business by funding the acquisition of more merchandise in order to do the same business in the United States auction houses and retailers. We intend to be a manufacturer and wholesaler of fine jewelry, a wholesaler of fine pre-owned vintage watches and buyer of jewelry, watches and diamonds via liquidations, bankruptcies and estate sales. Karrah has developed relationships with brokers and agents involved in liquidation and bankruptcy for closeout merchandise. In addition, Karrah has also developed manufacturing tactics that allow it to customize Swiss watches with diamonds and gems enhancing their value. We plan to build upon these two strengths to grow our company.

Risk Factors

The following are certain risks associated with Karrah’s business.

Diamond Prices and Marketability

Karrah’s financial results are significantly affected by the price and marketability of diamonds. Numerous factors beyond Karrah’s control may affect the price and marketability of any diamonds produced which cannot be accurately predicted, such as: international economic and political trends; global or regional consumption and demand and supply patterns; increased production of diamond producers, especially due to the small concentration of producers and sellers within the market and increased competition from the sale of diamonds. There is no assurance that the sale price of diamonds will be such that Karrah’s business can be operated at a profit.

Economic Conditions

Unfavorable economic conditions may negatively impact Karrah’s financial ability. Unfavorable economic conditions could also increase Karrah’s financing costs, decrease estimated income from prospective diamond sales, limit access to capital markets and negatively impact Karrah’s results of operations.

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Currency Risk

Currency fluctuations may impact Karrah’s financial performance. Diamonds may be sold in US dollar with Karrah’s costs and expenses being incurred in Canadian dollars. As a consequence, fluctuations in exchange rates may have a significant effect on Karrah’s cash flows and operating results in either a positive or negative direction.

Competition

The diamond industry is intensely competitive in all its phases and Karrah competes with other companies that have greater financial resources and technical capacity.

Legal Proceedings

Due to the nature of its business, Karrah may be subject to numerous regulatory investigations, claims, lawsuits and other proceedings in the ordinary course of its business. The results of these legal proceedings cannot be predicated with certainty due to the uncertainty inherent in litigation, including the effects of discovery of new evidence or advancement of new legal theories, the difficulty of predicting decisions of judges and juries and the possibility that decisions may be reversed on appeal. There can be no assurance that these matters will not have a material adverse effect on Karrah’s business.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)	Pro forma financial information.

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To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Acquisition of Shares Agreement, dated April 25, 2016
10.1	The Note, dated April 25, 2016
10.2	The AR Note, dated April 25, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precious Investments, Inc..

/s/ Kashif Khan

Kashif Khan

Chief Executive Officer

Date: April 27, 2016

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